UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                              Hercules Incorporated
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               (Name of Registrant as Specified In Its Charter)

                                       N/A
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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      4)  Date Filed:

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            [This is an updated version of Annex I to Hercules' proxy
             statement and related beneficial ownership information
               (appearing on pages 19-21 of the proxy statement).]



                                                                         ANNEX I


            INFORMATION CONCERNING THE DIRECTORS AND CERTAIN OFFICERS
                   OF THE COMPANY WHO ALSO MAY SOLICIT PROXIES

      The following table sets forth the name, principal business address and the present office or other principal occupation or employment, and the name, principal business and the address of any corporation or other organization in which their employment is carried on, of the directors and certain officers of Hercules ("Participants") who also may solicit proxies from Hercules shareholders. Unless otherwise indicated, the principal occupation refers to such person's position with the Company and the business address is Hercules Incorporated, Hercules Plaza, 1313 North Market Street, Wilmington, DE 19894-0001.


DIRECTORS

     The principal occupations of the Company's directors who are deemed Participants in the solicitation are set forth under "Proposal (1) Election of Directors" in this proxy statement. The principal business address of Mr. Gossage is that of the Company. The name, business and address of the director-Participants' organization of employment are as follows:


        NAME                                  ADDRESS
------------------   -----------------------------------------------------------
Thomas L. Gossage    Hercules Incorporated, 1313 N. Market Street, Wilmington,
                     DE 19894-0001

John G. Drosdick     Sunoco, Inc., Ten Penn Center, 1801 Market Street,
                     Philadelphia, PA 19103-1699

Richard M.           Center for Strategic & International Studies, Suite 400,
Fairbanks, III       1800 K Street, N.W., Washington, DC 20006-2202

Alan R. Hirsig       *

Edith E. Holiday     *

Gaynor N. Kelley     *

Ralph L. MacDonald   Amelia Investment Corp., 1890 South 14th Street, Suite
                     110, Amelia Island, FL 32034-4730

George MacKenzie     Hercules Incorporated, 1313 N. Market Street, Wilmington,
                     DE 19894-0001

H. Eugene McBrayer   *

Peter McCausland     Airgas, Inc., PO Box 6675, Radnor, PA 19087-8675

John A. H. Shober    ESU Associates, 12 Bugle Lane, Blue Bell, PA 19422

Paula A. Sneed       Kraft Foods, 3 Lakes Drive, Northfield, IL 60093-9999


---------------------
* Unless otherwise indicated, the Director's address is c/o Hercules Incorporated, 1313 N. Market Street, Wilmington, Delaware 19894-0001.


EXECUTIVE OFFICERS AND CERTAIN CORPORATE OFFICERS
          NAME                            PRINCIPAL OCCUPATION
------------------   -----------------------------------------------------------
Thomas L. Gossage         Chairman and Chief Executive Officer

Israel J. Floyd           Executive Vice President, Secretary and
                          General Counsel

George MacKenzie          Vice Chairman

J. Neil Stalter           Vice President, Corporate Communications

Allen A. Spizzo           Vice President, Corporate Affairs and Strategic
                          Planning


INFORMATION REGARDING OWNERSHIP OF THE COMPANY'S SECURITIES BY PARTICIPANTS

     None of the Participants owns any of the Company's securities of record but not beneficially. The number of shares of common stock of the Company held by directors and the named executive officers is set forth under the "Beneficial Ownership of Stock" section of this proxy statement. The number of shares of common stock of the Company held by the other Participants as April 12, 2001 is set forth below. The information includes Hercules common shares that may be acquired by the exercise of stock options within 60 days of April 12, 2001:

          NAME                   SHARE OWNERSHIP*
--------------------------   -----------------------
Allen A. Spizzo                      3,173
J. Neil Stalter                     11,854

--------------------------
* Includes shares as April 12, 2001, in the Savings and Investments Plan as follows: A. A. Spizzo, 1,318 and J.N. Stalter, 485. Includes shares with restrictions and forfeiture risks as specified under the Long-Term Incentive Compensation Plan: A. A. Spizzo, 1,055 and J. N. Stalter, 8,854.


INFORMATION REGARDING TRANSACTIONS IN THE COMPANY'S SECURITIES BY PARTICIPANTS

     The following table sets forth purchases and sales of the Company's securities by the Participants listed below during the past two years. Unless otherwise indicated, all transactions are in the public market.


                                  Number of Shares of            |                                    Number of Shares of
                                Common Stock Purchased           |                                        Common Stock
     Name              Date            or (Sold)          Notes  |    Name                 Date       Purchased or (Sold)    Notes
-----------------    ---------  ----------------------    -----  |  -------------          -----      -------------------    -----
DIRECTORS                                                        | EXECUTIVE OFFICERS
---------                                                        | ------------------
John G. Drosdick     2/18/1999          1,419              (1)   |  June B. Barry         6/15/1999          (3,778)          (3)
                     5/11/1999            750              (1)   |                        11/2/1999          38,000           (2)
                     5/11/1999          1,500              (1)   |                        2/15/2000          (6,612)          (3)
                      2/8/2000          2,754              (1)   |                        2/15/2000           7,512           (4)
Richard Fairbanks    2/18/1999          1,711              (1)   |                       10/16/2000          (7,901)          (3)
                    11/30/1999             82              (1)   |                       10/16/2000          11,453           (1)
                      2/8/2000          2,754              (1)   |  Vincent J. Corbo       2/1/1999          (1,170)          (3)
Thomas L. Gossage   10/17/2000        128,003              (2)   |                        11/2/1999         151,000           (2)
Alan R. Hirsig       2/18/1999          1,419              (1)   |                        11/1/2000          (2,722)          (3)
                     5/11/1999            750              (1)   |                        11/1/2000         (64,024)          (3)
                     5/11/1999          1,500              (1)   |  Dominick W. DiDonna    2/1/1999            (539)          (3)
                      2/8/2000          2,885              (1)   |                        11/2/1999          38,000           (2)
Edith E. Holiday     2/18/1999            417              (1)   |  Israel J. Floyd        2/1/1999             697           (2)
                      2/8/2000            655              (1)   |                         5/3/1999             900           (2)
Robert G. Jahn       1/18/1999          1,836              (1)   |                        11/2/1999          22,000           (2)
                      2/8/2000          3,148              (1)   |                         3/1/2000          16,000           (2)
Gaynor N. Kelley     2/18/1999            918              (1)   |                         5/1/2000           1,500           (2)
                      2/8/2000          1,605              (1)   |  Harry J. Tucci         2/1/1999            (833)          (3)
Ralph L. MacDonald   2/18/1999          1,711              (1)   |                        2/18/1999           3,957           (2)
                      2/8/2000          2,557              (1)   |                        5/13/1999           8,400           (5)
George MacKenzie      2/1/1999           (609)             (3)   |                        11/2/1999          38,000           (2)
                     2/18/1999            751              (2)   |                         6/2/2000            (597)          (3)
                     11/2/1999         38,000              (2)   |                        12/1/2000             (13)          (3)
                     1/20/2000         30,000              (2)   |                        12/1/2000            (177)          (3)
H. Eugene McBrayer   2/18/1999          1,878              (1)   |                        12/1/2000             (14)          (3)
                      2/8/2000          3,017              (1)   |                        12/1/2000             (57)          (3)
Peter McCausland     2/18/1999          1,419              (1)   |                        12/1/2000          (8,230)          (3)
                      2/8/2000          2,754              (1)   |                        12/1/2000         (38,000)          (3)
Paula A. Sneed       2/18/1999          1,878              (1)   |
                      2/8/2000          3,148              (1)   |

---------------------------

1. Acquisition of restricted shares pursuant to the Company's Non-employee Director Stock Accumulation Plan.
2. Acquisition of restricted shares pursuant to the Company's Long-Term Incentive Compensation Plan.
3. Surrender of shares to pay withholding tax on restricted shares whose restrictions lapsed.
4.  Acquired under the Company's Long-Term Incentive Compensation Plan.
5.  Acquired upon exercise of options.


MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

     Except as described in this Annex I or in the proxy statement, none of the participants nor any of their respective affiliates or associates (together, the "Participant Affiliates"), (i) directly beneficially owns any shares of common stock of the Company or any securities of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a shareholder, employee, officer or director. Furthermore, except as described in this Annex I or in the proxy statement, no Participant or Participant Affiliate is either a party to any transaction or series of transactions since December 31, 1999, or has knowledge of any currently proposed transaction or series of transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any Participant or Participant Affiliate had or will have, a direct or indirect material interest. Except as described in this Annex I or in the proxy statement, no participant or Participant Affiliate has any arrangement or understanding with any person (i) with respect to any future employment by the registrant or its affiliates; or (ii) with respect to any future transactions to which the registrant or any of its affiliates will or may be a party.


                          BENEFICIAL OWNERSHIP OF STOCK

     The following table sets forth information, as of April 12, 2001, with respect to the beneficial ownership of Hercules common shares by

     o beneficial owners of more than five percent of Hercules common stock,

     o each Hercules director and nominee for director,

     o each of the executive officers named in the summary compensation table set forth below, and

     o all directors, nominees and executive officers of Hercules as a group.

      This beneficial ownership is reported in accordance with the rules of the SEC, under which a person may be deemed to be the beneficial owner of shares if that person has or shares the power to vote or dispose of those shares or has the right to acquire beneficial ownership of those shares within 60 days (for example, through the exercise of an option). Accordingly, the shares shown in the table as beneficially owned by certain individuals may include shares owned by certain members of their respective families. Because of these rules, more than one person may be deemed to be the beneficial owner of the same shares. The inclusion of the shares shown in the table is not necessarily an admission of beneficial ownership of those shares by the person indicated.

                                                                  Options
                                                Shares          Exercisable
                                             Beneficially         Within 60        Restricted      Percent of
Name                                            Owned (1)           Days          Stock Units        Shares
----------------------------------------     ------------       ------------      -----------      ----------
DIRECTORS AND OFFICERS
----------------------
Thomas L. Gossage, Director and Officer(2)        129,003             264,000              0            *
J. Barry, Officer                                  72,963               7,200              0            *
D.W. DiDonna, Officer                              44,710             148,100              0            *
J.G. Drosdick, Director                             9,423               6,000          1,100            *
R.M. Fairbanks, III, Director                      12,088              21,000          1,253            *
I.J. Floyd, Officer                                66,017              71,800              0            *
A.R. Hirsig, Director                               6,554               6,000          1,100            *
E.E. Holiday, Director                              3,999              18,000          1,376            *
R.G. Jahn, Director                                14,236              27,000              0            *
G.N. Kelley, Director                               9,744              27,000          2,185            *
R.L. MacDonald, Jr., Director                      15,421              27,000          1,928            *
G. MacKenzie, Officder                            127,091             190,820          1,299            *
H.E. McBrayer, Director                            77,324              24,000          1,527            *
P. McCausland, Director                             7,784               9,000          1,100            *
J.A.H. Shober, Director                             5,250               6,000          1,100            *
P.A. Sneed, Director                               11,925              18,000          1,253            *
V.J. Corbo, Director and Officer(3)               109,119             245,200              0            *
H.J. Tucci, Officer(4)                             53,231             209,200              0            *
   ALL DIRECTORS AND EXECUTIVE OFFICERS
   AS A GROUP                                     775,882           1,325,320         15,221          2.0%


5% SHAREHOLDERS
---------------
International Specialty Products, Inc.(5)      10,719,200                                             9.9%
ISP Investments Inc.
ISP Opco Holdings Inc.
c/o ISP Management Company, Inc.
1361 Alps Road
Wayne, New Jersey  07670

T. Rowe Price Associates, Inc.(6)               7,198,428                                             6.7%
100 E. Pratt Street
Baltimore, Maryland  21202

Mario J. Gabelli and related entities(7)        6,707,400                                             6.2%
c/o Gabelli Asset Management Inc.
One Corporate Center
Rye, New York  10580


---------------------------
* Less than 1% of the outstanding Hercules common shares. As of April 12, 2001, there were 108,020,963 shares of Hercules common stock outstanding.

1. Includes shares, as of April 12, 2001, in the Hercules Savings and Investments Plan as follows: J. Barry, 3,409; D.W. DiDonna, 1,349; I. J. Floyd, 1,445; and G. MacKenzie, 3,515; and all directors and officers as a group, 9,718. Includes shares with restrictions and forfeiture risks as specified under the Long-Term Incentive Compensation Plan: T. L. Gossage, 128,003; J. Barry, 38,000; D.W. DiDonna, 39,747; G. MacKenzie, 76,270; I.
   J. Floyd, 45,910; H. J. Tucci, 1,821; and all directors and executive officers as a group, 274,956. Owners have the same voting and dividend rights as other shareholders of Hercules, but no right to sell or transfer. Included in the non-employee directors' totals is a one-time equity award. Mr. Kelley's total includes 1,594 shares that he holds jointly with his spouse.

2. Named Chairman and Chief Executive Officer on October 17, 2000.

3. Resigned as President, Chairman and Chief Executive Officer on October 17, 2000.

4. Retired on December 1, 2000.

5. Share holding as of April 12, 2001, as reported on Amendment No. 11 to the
   Schedule 13D filed by such shareholder.

6. Share holding as of April 12, 2001, as reported on Schedule 13G most recently filed by such shareholder.

7. Share holding as of April 12, 2001, as reported on Amendment No. 1 to the
   Schedule 13D filed by such shareholder.